Income Taxes	12 Months Ended
May 31, 2014
Income Taxes

Note 10 – Income Taxes

Deferred taxes are recorded for all existing temporary differences in the Company’s assets and liabilities for income tax and financial reporting purposes. Due to the valuation allowance for deferred tax assets, as noted below, there was no net deferred tax benefit or expense for the periods ended May 31, 2014 and 2013.

Reconciliation of the federal statutory income tax rate of 34% to the effective income tax rate is as follows for all periods presented:

	2014	2013
Income tax provision at statutory rate	34.0%	34.0%
State income taxes, net	0.4	5.1
Rate change	(9.6)	0.0
Other	0.0	0.0
Valuation allowance	(24.8)	(39.1)

	0.0%	0.0%

Net deferred tax assets and liabilities are comprised of the following as of May 31, 2014 and 2013:

	2014	2013
Deferred tax asset (liability) current:
Accrued salary and expenses	$159,300	$291,100
Debt discount amortization	—	(118,100)
Valuation allowance	(159,300)	(173,000)

	$—	$—

Deferred tax asset (liability) non-current:
Net operating loss	$9,957,400	$8,256,000
Debt discount	(663,700)	(1,659,300)
Expense on non-qualified stock options	2,893,300	2,928,000
Other	176,200	155,500

Valuation allowance	(12,363,200)	(9,680,200)

	$—	$—

The tax benefit for the period presented is offset by a valuation allowance established against deferred tax assets arising from operating losses and other temporary differences, the realization of which could not be considered more likely than not. In future periods, tax benefits and related tax deferred assets will be recognized when management considers realization of such amounts to be more likely than not.

At May 31, 2014, the Company had available net operating loss carryforwards of approximately $29,000,000 which expire beginning in 2022.

The Company’s income tax returns remain subject to examination by all tax jurisdictions for tax years May 31, 2011 through 2013.